Exhibit 31(b)

CERTIFICATION PURSUANT TO §302 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard J. Bielen, certify that:

1.               I have reviewed this Quarterly Report on Form 10-Q/A of Protective Life Corporation for the period ended March 31, 2011; and

2.               Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 27, 2011

/s/ Richard J. Bielen
Richard J. Bielen
Vice Chairman and Chief Financial Officer